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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 7, 2002

                                   DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)

       Illinois                        1-15659                   74-2928353
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                       Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On August 7, 2002, Dynegy Inc. ("Dynegy") issued a press release announcing that Robert C. Oelkers had been elected to Dynegy's Board of Directors and Audit and Compliance Committee, effective as of August 6, 2002. Mr. Oelkers, a former Texaco Inc. executive, replaced Patricia M. Eckert, who resigned from Dynegy's Board of Directors effective as of August 1, 2002. A copy of Dynegy's August 7, 2002 press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

     In addition, in further support of Dynegy's previously announced $2 billion capital plan, Dynegy's Board of Directors has elected not to pay a dividend on Dynegy's Class A or Class B common stock for the third quarter 2002. Payments of dividends for subsequent periods will be in the discretion of the Board of Directors, but Dynegy does not foresee reinstating the dividend in the near term.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

      99.1     Press Release of Dynegy Inc. dated August 7, 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DYNEGY INC.

                                  BY:  /s/ Keith R. Fullenweider
                                      -----------------------------------
                                      Keith R. Fullenweider
                                      Senior Vice President, Deputy General
                                      Counsel and Secretary

Dated:  August 9, 2002